Fourth Quarter & Full Year 2018 Earnings January 30, 2019 IDEX Proprietary & Confidential

AGENDA • IDEX’s Overview and Outlook • Q4 & 2018 Financial Performance • Segment Performance • Fluid & Metering Technologies • Health & Science Technologies • Fire & Safety / Diversified Products • 2019 Guidance • Bridge • Summary • Q&A Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 1

Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13684161 • Log on to: www.idexcorp.com Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 2

Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation and discussion will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, capital expenditures, acquisitions, cost reductions, cash flow, revenues, earnings, market conditions, global economies and operating improvements, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the company believes,” “the company intends,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors, and levels of capital spending in certain industries – all of which could have a material impact on order rates and IDEX’s results, particularly in light of the low levels of order backlogs it typically maintains; its ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the company operates; interest rates; capacity utilization and the effect this has on costs; labor markets; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the company’s most recent annual report on Form 10-K filed with the SEC and the other risks discussed in the company’s filings with the SEC. The forward-looking statements included in this presentation and discussion are only made as of today’s date, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information in this presentation and discussion. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three and twelve-month period ending December 31, 2018, which is available on our website. Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 3

IDEX 2018 Financial Performance (Dollars in millions, excl. EPS) Sales Adjusted EPS* Organic: 8% increase 26% increase $2,484 $5.41 $2,287 $6.00 $4.31 $2,500 $5.00 $2,000 Organic: 5% increase $4.00 17% increase $1,500 $586 $614 $3.00 $1.12 $1.31 $1,000 $2.00 $500 $1.00 $0 $0.00 Q4 Year Q4 Year 2017 2018 2017 2018 Adjusted Operating Margin* Free Cash Flow 101% conversion 150 bps increase 120 bps increase $423 $389 26.0% $500 23.3% 23.4% 22.1% $400 136% conversion 24.0% 21.9% $300 $137 22.0% $120 $200 20.0% $100 18.0% $0 Q4 Year Q4 Year 2017 2018 2017 2018 * Operating margin and EPS data adjusted for restructuring expenses ($3.8M in Q4 2018 and $12.1M in FY 2018; $3.7M in Q4 2017 and $8.5M in FY 2017) Record fiscal year operating results in all four categories Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 4

Fluid & Metering Technologies (Dollars in millions) Orders Sales Adjusted Operating Margin* Organic: 7% increase Organic: 9% increase 150 bps increase 70 bps increase $947 $952 $893 $881 29.1% 29.2% $1,000 $1,000 29.5% 28.4% $800 $800 29.0% Organic: 2% increase Organic: 8% increase 28.5% $600 $600 27.7% $226 $227 $222 $237 28.0% $400 $400 27.5% $200 $200 27.0% $0 $0 26.5% Q4 Year Q4 Year Q4 Year 2017 2018 2017 2018 2017 2018 Q4 Sales Mix: Organic 8% Q4 Highlights:  Acquisition - Industrials remain strong driven by US distribution market  Oil price fluctuations in Q4 postponed some investment but market is FX -1% showing improvement recently due to increasing oil prices  Q4 Ag orders slowed down due to pre-season order timing; maintaining a Reported Sales 7% cautious outlook  Water market positioned for target growth opportunities * Operating margin data adjusted for restructuring expenses ($1.1M in Q4 2018 and $2.5M in FY 2018; $1.8M in Q4 2017 and $3.4M in FY 2017). Fiscal year organic orders up 7 percent and sales up 9 percent Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 5

Health & Science Technologies (Dollars in millions) Orders Sales Adjusted Operating Margin* Organic: 7% increase Organic: 6% increase 110 bps increase $920 $896 110 bps increase $841 $820 23.6% $1,000 $1,000 24.0% 23.4% $800 $800 23.5% Organic: 9% increase Organic: 7% increase $600 $600 23.0% 22.3% 22.5% $238 $216 $226 $400 $400 $209 22.5% $200 $200 22.0% $0 $0 21.5% Q4 Year Q4 Year Q4 Year 2017 2018 2017 2018 2017 2018 Q4 Sales Mix: Organic 7% Q4 Highlights:  IVD/Bio and Life Science Optics businesses are performing well driven Acquisition 2% by New Product Development  Industrial market drove strong results FX -1%  MPT performing well on strong execution within the pharma & food markets Reported Sales 8%  Sealing Solution favorable due to continued strength within the Oil & Gas and Industrial markets * Operating margin data adjusted for restructuring expenses ($0.6M in Q4 2018 and $5.9M in FY 2018; $1.7M in Q4 2017 and $4.7M in FY 2017). Strong revenue growth across all businesses drove margin expansion of 110 bps in 2018 Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 6

Fire & Safety / Diversified Products (Dollars in millions) Orders Sales Adjusted Operating Margin* Flat 170 bps increase Organic: 4% increase Organic: 7% increase $637 26.8% $631 26.5% 26.5% $599 $700 $588 27.0% $700 $600 26.5% $600 $500 26.0% $500 Organic: 1% decrease Organic: 8% decrease 25.1% $400 $400 25.5% $152 $161 $145 $300 $156 $300 25.0% $200 $200 24.5% $100 $100 24.0% $0 $0 Q4 Year Q4 Year Q4 Year 2017 2018 2017 2018 2017 2018 Q4 Sales Mix: Organic -1% Q4 Highlights:  Acquisition - Fire business showing growth across most products and geographies  Rescue strong on solid project business in emerging markets FX -1%  Band-IT continues to perform well with contributions from transportation, energy and industrial Reported Sales -2%  Dispensing sales were lower in Q4 due to timing of projects * Operating margin data adjusted for restructuring expenses ($1.8M in Q4 2018 and $2.2M in FY 2018; $0.2M in Q4 2017 and $0.3M in FY 2017). Strong organic sales growth drove a 170 bps operating margin improvement in 2018 Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 7

2019 Guidance Bridge Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 8

2019 Guidance Summary Q1 2019 – EPS estimate range: $1.35 – $1.38 – Organic revenue growth: 4 – 5% – Operating margin: ~ 23.0% – Tax rate: ~ 22.5% – FX impact: ~ 1.0% topline headwind based on December 31, 2018 FX rates – Corporate costs: $20 – $22 million FY 2019 – EPS estimate range: $5.60 – $5.80 – Organic revenue growth: 4 – 5% – Operating margin: 23.5 – 24.0% – FX impact: ~ 1.0% topline headwind based on December 31, 2018 FX rates – Other modeling items: • Tax rate: ~22.5% • Cap Ex: > $60M • Free cash flow will be approximately 105 to 110% of net income • Corporate costs: $80 – $84 million • EPS estimate excludes all future acquisitions and associated costs and any future restructuring expenses Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 9